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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  April 20, 1999

                         COCA-COLA ENTERPRISES INC.
         (Exact name of registrant as specified in its charter)





     Delaware                  01-09300                    58-0503352
    (State of            (Commission File No.)           (IRS Employer
  Incorporation)                                       Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)


















                                                        Page 1 of 7 pages
                                                        Exhibit Index page 4
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Item 5. Other Events
------  ------------
        Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statement of Operations and Balance Sheet, reporting the Company's results of operations and financial position as of and for the first quarter ended April 2, 1999, including a summary of key operating information.

Item 7. Financial Statements and Exhibits
------  ---------------------------------
        (c) Exhibits.

        99 Condensed Consolidated Statements of Operations and Balance Sheets (unaudited) of the Company, reporting results of operations for the first quarters ended April 2, 1999 and April 3, 1998 and financial position as of April 2, 1999 and December 31, 1998, including a summary of key operating information.







































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                         /s/  LOWRY F. KLINE
Date: April 26, 1999                 By:-----------------------------
                                          Lowry F. Kline
                                          Executive Vice President
                                          and General Counsel

































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                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                              Page
-----------                                                              ----

    99        Condensed Consolidated Statements of Operations and          5
              Balance Sheets (unaudited) of the Company, reporting results of operations for the first quarters ended
              April 2, 1999 and April 3, 1998 and financial position as of April 2, 1999 and December 31, 1998, including a summary of key operating information.















































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